Amendment No. 2 to Building E Lease

AMENDMENT NO. 2 TO LEASE
This AMENDMENT NO. 2 TO LEASE (“Amendment”) is dated as of this 16th day of November, 2016 (the “Amendment Date”), by and between SANTA CLARA CAMPUS PROPERTY OWNER I LLC, a Delaware limited liability company (“Landlord”) and PALO ALTO NETWORKS, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant entered into that certain Lease dated as of May 28, 2015 (the “Original Lease”), as amended by Amendment No. 1 to Lease dated November 9, 2015 (“Amendment No. 1” and defined collectively with the Original Lease as the “Lease”) for premises (as more particularly described in the Lease, the “Leased Premises”) previously estimated to contain approximately 290,000 rentable square feet of floor area (+/- 5,000 rentable square feet), consisting of the entirety of one (1) building located in the City of Santa Clara, County of Santa Clara, State of California and defined in such Lease as “Building E” and all as more particularly described in the Lease;
B.    The Preliminary Notice of Re-Determination of RSF as defined in Paragraph 2.1(b) of the Original Lease has occurred and has been agreed upon by Landlord and Tenant, resulting in the Leased Premises containing 290,082 rentable square feet of floor area (the “Re-Measured RSF”);
C.    As contemplated by the Lease, Landlord and Tenant now desire to amend the Lease (i) to reflect that the Leased Premises contains the Re-Measured RSF, and (ii) to make conforming changes, all on the terms and conditions set forth herein.

AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Definitions. All capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to them in the Lease.
2.Leased Premises. Landlord and Tenant hereby agree that the Leased Premises contains 290,082 rentable square feet of floor area.
3.Building E. The definition of “Building E” set forth in Article 1 of the Lease are hereby deleted and replaced with the following:

Building E:
That certain building currently constructed on the Property with a street address of 3000 Tannery Way (“Building E”), containing approximately 290,082 rentable square feet of space, and, for purposes of this Lease, agreed to contain said number of rentable square feet.

4.Other Buildings. The definition of “Other Buildings” set forth in Article 1 of the Lease is hereby deleted and replaced with the following:

Other Buildings:
(a) That certain building currently constructed in the Project`(but outside the Property) with a street address of 3333 Scott Boulevard (“Building D”), containing approximately 245,830 rentable square feet of space,

Amendment No. 2 to Building E Lease

and, for purposes of this Lease, agreed to contain said number of rentable square feet; and
(b) that certain building currently constructed on the Property with a street address of 3100 Tannery Way (“Building F”), containing approximately 310,438 rentable square feet of space, and, for purposes of this Lease, agreed to contain said number of rentable square feet; and
(c) that certain building currently constructed on the Property with a street address of 3200 Tannery Way (“Building G”), containing approximately 309,559 rentable square feet of space, and, for purposes of this Lease, agreed to contain said number of rentable square feet; and
(d) that certain building currently constructed on the Property with a street address of 3130 Tannery Way (“Amenities Building H”), containing approximately 30,485 rentable square feet of space, and, for purposes of this Lease, agreed to contain said number of rentable square feet; and
(d) such other buildings as may be built on the Project from time to time.
5.Base Monthly Rent.
(a)    The definition of Base Monthly Rent set forth in Article 1 of the Original Lease is hereby deleted and replaced with the following:
Base Monthly Rent:        The term “Base Monthly Rent” shall mean the following:

Period	Base Monthly Rent
Months 1-12	$0.00 (abated)
Months 13-24	$893,234.15
Months 25-36	$919,441.69
Months 37-48	$939,687.00
Months 49-60	$958,087.75
Months 61-72	$976,856.51
Months 73-84	$996,000.65

Amendment No. 2 to Building E Lease

Months 85-96	$1,015,527.66
Months 97-108	$1,035,445.22
Months 109-120	$1,055,761.13
Months 121-132	$1,076,483.36

(b)    The foregoing schedule of Base Monthly Rent includes an adjustment to incorporate the Re-Measured RSF (but deducts therefrom 432 rentable square footage attributable to the Building’s proportionate share of the pedestrian walkway between the Building and Building F), and the further adjustment contemplated by Paragraph 2 of Amendment No. 1. The foregoing deduction is made solely as an accommodation to Tenant, and Landlord and Tenant agree that such deduction shall have no effect on any other provision of the Lease except only to reduce the rentable square footage that was used to determine Base Monthly Rent and that will be used to determine Fair Market Rent for purposes of Article 15 of the Lease.
6.Lump Sum Payment Amendment. Exhibit F attached to the Original Lease is hereby deleted and replaced with Exhibit F attached to this Amendment.
7.Tenant Improvement Allowance. Pursuant to Paragraph 3(b) of the Work Letter, the Tenant Improvement Allowance was stated to be $17,400,000, subject to determining the Re-Measured RSF. Landlord and Tenant hereby agree that the Tenant Improvement Allowance is $17,379,000 (which is based on the Re-Measured RSF minus the 432 rentable square footage attributable to the Building’s proportionate share of the pedestrian walkway between the Building and Building F)
8.Condition Precedent To Lease Amendment. Landlord’s obligations hereunder are subject to the receipt by Landlord, no later than fifteen (15) business days after the date hereof, of the Lender’s Consent, as hereinafter defined. Landlord hereby agrees to use diligent efforts to obtain the Lender’s Consent by such date; however, if Landlord does not receive the Lender’s Consent by such date, this Amendment shall, at Landlord’s option, thereupon be deemed terminated and of no further force or effect, and neither party shall have any further rights, obligations, or liabilities hereunder. As used herein, the term “Lender’s Consent” means a written consent to this Amendment, in form reasonably satisfactory to Landlord, executed by the holder of the promissory note secured by any deed of trust encumbering the fee interest in the real property of which the Leased Premises are a part.
9.Ratification. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.
10.Miscellaneous.
10.1    Voluntary Agreement. The parties have read this Amendment and the mutual releases contained in it, and on the advice of counsel they have freely and voluntarily entered into this Amendment.
10.2    Attorney’s Fees. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the non-prevailing party, reasonable attorney’s fees and costs of suit.
10.3    Successors. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

Amendment No. 2 to Building E Lease

10.4    Counterparts. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Amendment No. 2 to Building E Lease

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

TENANT: PALO ALTO NETWORKS, INC. , a Delaware corporation
By:	/s/ MARK D. MCLAUGHLIN
Mark D. McLaughlin, Chairman and CEO

LANDLORD: SANTA CLARA CAMPUS PROPERTY OWNER I LLC, a Delaware limited liability company

By: Santa Clara Phase III REIT LLC,
             a Delaware limited liability company,
             its Sole Member

             By: Santa Clara Campus Partners LLC,
                         a Delaware limited liability company,
                         its Manager

                         By: Menlo Equities Development Company IX
                                     LLC,
                                      a California limited liability company,
                                      its Manager

                                      By: Menlo Equities V LLC,
                                                  a California limited liability company,
                                                  its Manager

                                                  By: Diamant Investments
                                                               LLC, a Delaware
                                                               limited liability
                                                               company, its Member

By:	/s/ RICHARD HOLMSTROM
Richard Holmstrom, Manager

Amendment No. 2 to Building E Lease

EXHIBIT F
FORM OF LUMP SUM PAYMENT AMENDMENT
AMENDMENT NO. __TO LEASE
This AMENDMENT TO LEASE (“Amendment”) is dated as of this __ day of ___________, 201_ (the “Amendment Date”), by and between _________________ LLC, a California limited liability company (“Landlord”), and ____________, a ________________ (“Tenant”).
RECITALS
A.    Landlord and Tenant entered into that certain Lease dated as of ____________, 201_ [as amended by that certain ___________________ dated as of __________] (collectively, the “Lease”) for premises located in the City of Santa Clara, County of Santa Clara, State of California, commonly known as or otherwise described as ____________ Street, Suite _____, __________, California, comprised of approximately ____________ rentable square feet of floor area as more particularly described in the Lease; and
B.    Landlord has exercised the Lump Sum Payment Option as defined in Paragraph 3.1(b) of the Lease.
C.    Landlord and Tenant now desire to amend the Lease to set forth the on the terms and conditions set forth herein.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Definitions. All capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to them in the Lease.

2.	Lump Sum Payment Date. The Lump Sum Payment Date is ___________, 201_.

3.	Base Monthly Rent Start Date. The Base Monthly Rent Start Date is ________, 201_.

4.	Abated Rent Lump Sum Payment. The amount of the Abated Rent Lump Sum Payment is _____________ Dollars ($___________).

5.	Base Monthly Rent. The schedule of Base Monthly Rent, as set forth in Article 1 of the Lease, is hereby amended in its entirety to read as follows:
The term “Base Monthly Rent” shall mean the following:

Period	Base Monthly Rent
Months __-__	$0.00

Amendment No. 2 to Building E Lease

Months __**-24	$893,234.15
Months 25-36	$919,441.69
Months 37-48	$939,687.00
Months 49-60	$958,087.75
Months 61-72	$976,856.51
Months 73-84	$996,000.65
Months 85-96	$1,015,527.66
Months 97-108	$1,035,445.22
Months 109-120	$1,055,761.13
Months 121-132	$1,076,483.36

**[DRAFTING NOTE: COMPLETE TO CORRESPOND WITH BASE MONTHLY RENT START DATE AND CONFORM THE FIRST ROW IN THE SCHEDULE; IF BASE MONTHLY RENT START DATE IS MONTH 1, DELETE THE FIRST ROW IN THE SCHEDULE.]

6.
Ratification. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

7.	Miscellaneous.
7.1    Voluntary Agreement. The parties have read this Amendment and the mutual releases contained in it, and on the advice of counsel they have freely and voluntarily entered into this Amendment.
7.2    Attorney’s Fees. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the non-prevailing party, reasonable attorney’s fees and costs of suit.
7.3    Successors. This Amendment shall be binding on and inure to the benefit of the parties and their successors.
7.4    Counterparts. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

Amendment No. 2 to Building E Lease

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

TENANT: PALO ALTO NETWORKS, INC. , a Delaware corporation By: _______________________________________________ Mark D. McLaughlin, Chairman and CEO

LANDLORD: SANTA CLARA CAMPUS PROPERTY OWNER I LLC, a Delaware limited liability company
By: Santa Clara Phase III REIT LLC,
             a Delaware limited liability company,
             its Sole Member

             By: Santa Clara Campus Partners LLC,
                         a Delaware limited liability company,
                         its Manager

                         By: Menlo Equities Development Company IX
                                     LLC,
                                      a California limited liability company,
                                      its Manager

                                      By: Menlo Equities V LLC,
                                                  a California limited liability company,
                                                  its Manager

                                                  By: Menlo Legacy Holdings,
                                                               L.P., a California limited
                                                               partnership,
                                                               its Managing Member

                                                            By:_______________________
                                                               Henry D. Bullock, President

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